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                                                                    Exhibit 99.1

                     [LOGO FAIRPOINT COMMUNICATIONS, INC.]

                                    JPMORGAN
                          ANNUAL HIGH YIELD CONFERENCE
                                JANUARY 28, 2003
                         FairPoint Communications, Inc.


                                                                  FAIRPOINT LOGO

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                                                  FAIRPOINT COMMUNICATIONS, INC.
                                                                      ----------
                                                            Walter E. Leach, Jr.
                                           Chief Financial Officer & Senior Vice
                                                                       President


                                                                  FAIRPOINT LOGO

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TOPICS FOR DISCUSSION


               O    COMPANY PROFILE

               O    INDUSTRY CHALLENGES & FAIRPOINT RESPONSE

               O    FINANCIAL REVIEW


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COMPANY PROFILE

o    Established in 1991 to acquire Rural Local Exchange Carriers (RLECs)

o    Currently, operate 29 RLECs in 18 states serving over 245,000 access lines

o Consolidated revenues of $174.3 million and EBITDA of $100.4 million for the 9 months ended 09/30/02

o    Proven operational and merger & acquisition performance

o    Strong equity sponsorship


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COMPANY PROFILE
SERVICE OFFERINGS

          Intra/Inter              Local              Enhanced
           Access                Dial Tone            Features

 Long-                          FAIRPOINT                        Carrier
distance                   COMMUNICATIONS, INC.                  Services

          Internet                                    Broadband
       Dial-up, Artera                              DSL, Wireless


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COMPANY PROFILE:   RLECS


             RLECS.............................    29
             LOCAL EXCHANGES...................    142
             SQUARE MILES......................    18,940
             ACCESS LINES......................    500-56,000
             PER TELCO

             RESIDENTIAL SHARE
             OF ACCESS LINES  .................    78%

             AVERAGE DENSITY
             (LINES/SQ MILES)..................    12.9


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ACCESS LINES BY STATE


                                                         As of 9/30/02
                                                        ---------------

                                                       Florida       54,710
                                                       Maine         51,443
                                                       New York      42,549
                                                       Washington    39,479
                                                       Ohio           9,470
                  [MAP]                                Virginia       7,862
                                                       Illinois       7,573
                                                       Kansas         6,310
                                                       Vermont        6,270
                                                       Idaho          6,177
                                                       South Dakota   4,146
                                                       Oklahoma       3,577
                                                       Pennsylvania   2,830
                                                       Colorado       2,679
                                                                     ------
                                                    TOTAL:          245,075



- FIVE REGION MANAGEMENT STRUCTURE

- 841 EMPLOYEES DEPLOYED FROM 38 WORK CENTERS
  AND BUSINESS OFFICES


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ACCESS LINES BY STATE




                                                       As of 9/30/02
                                                       -------------


                                                      Florida        54,710
                        [MAP]                         Maine          51,443
                                                      New York       42,549
                                                      Washington     39,479
                                                                    -------
                                                   TOTAL:           188,181



- AREAS OF CUSTOMER CONCENTRATION,
  BEST OPPORTUNITIES TO RATIONALIZE FOOTPRINT



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STRONG POST ACQUISITION PERFORMANCE
(PROPERTIES OWNED > 2 YEARS)
($ IN MILLIONS)

    1993          1994           1996         1997        1998         1999
 ----------   -----------    ------------  ----------  ------------  -----------
 $3.0  $3.3   $9.4  $11.1    $2.9   $3.7   $6.2  $7.2  $36.6  $41.4  $9.2  $11.9


                 -- 2 YR PROJECTED EBITDA AT ACQUISITION
                 -- 2 YR FORWARD ACTUAL EBITDA


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WHY RURAL?

                                  [PICTURE]


                   ECONOMIC BARRIERS TO ENTRY BY COMPETITORS
                             Low subscriber density
                      High percentage of residential lines
                               Capital intensive


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                                   WHY RURAL?

                               REGULATORY ENVIRONMENT

                              Rate of Return business

                                   Support mechanisms
                            promote universal service

                                Gradual change likely


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                                   WHY RURAL?

                             STABLE REVENUE & EBITDA

                            STATE-OF-THE-ART NETWORKS

                            SYNERGIES AND COST SAVING
                                  OPPORTUNITIES

                             ATTRACTIVE ACQUISITION
                                  OPPORTUNITIES


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"RURAL" MEANS:

SERVING VERY SMALL NON-SUBURBAN COMMUNITIES

COMMUNITIES SERVED BY FAIRPOINT
IN EACH POPULATION RANGE



2                    5                   11                  31                  111
MORE THAN 10,000     MORE THAN 7,500     MORE THAN 5,000     MORE THAN 2,500     LESS THAN 2,500



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                                               INDUSTRY CHALLENGES & RESPONSES

              ----------------------------------------------------------------

                                             Regulation o Competition o Growth


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Current RLEC Challenges

REGULATION                             | TOP LINE REVENUE GROWTH
                                       |
o Interstate Access Reform             | o Regulated Revenues
                                       |
o Intrastate Access Reform             | o Non-regulated Revenues
                                       |
o Pressure on Universal                | o Edge Out CLEC
  Services Fund (USF)                  |
                                       | o Other Services
                                       |
COMPETITION                            |
                                       |
o UNEP or Overbuild                    |
                                       |
o CATV                                 |
                                       |
o Internet Connectivity                |
                                       |
o Wireless -- Voice & Data             |


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REGULATION
CHALLENGES & OPPORTUNITIES

+------------------------------------------------------------------------------+
| INTERSTATE ACCESS REFORM                                                     |
+------------------------------------------------------------------------------+

+------------------------------------------------------------------------------+
| CHALLENGE                                                                    |
|                                                                              |
| o Ensure adequate cost recovery as access rates decline during               |
|   shift from implicit to explicit funding                                    |
|                                                                              |
|    -- Increased SLC charge                                                   |
|                                                                              |
|    -- Some components moving to USF                                          |
+------------------------------------------------------------------------------+
+------------------------------------------------------------------------------+
| RESPONSE                                                                     |
|                                                                              |
| o FairPoint is NECA participant -- no impact under current                   |
|   settlement processes                                                       |
|                                                                              |
| o Multi Association Group Plan (MAG Plan) in place through 2006              |
|                                                                              |
| o Change gradual and historically revenue neutral                            |
|                                                                              |
| o Non-usage sensitive revenues                                               |
+------------------------------------------------------------------------------+


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REGULATION
CHALLENGES & OPPORTUNITIES

+------------------------------------------------------------------------------+
| INTRASTATE ACCESS REFORM                                                     |
+------------------------------------------------------------------------------+

+------------------------------------------------------------------------------+
| CHALLENGE                                                                    |
|                                                                              |
| o Lower Intrastate access rates to "mirror" Interstate access rates          |
|                                                                              |
| o Minutes of Use sensitive revenue streams                                   |
|                                                                              |
+------------------------------------------------------------------------------+
+------------------------------------------------------------------------------+
| RESPONSE                                                                     |
|                                                                              |
| o Rate rebalancing via a local rate increase and/or State USF                |
|                                                                              |
| o Continuation of Rate of Return Regulation                                  |
|                                                                              |
| o Three consecutive quarters of positive year over year                      |
|   MOU Growth                                                                 |
+------------------------------------------------------------------------------+


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REGULATION

CHALLENGES & OPPORTUNITIES

Pressure on Universal Service Fund (USF)

CHALLENGE

o  Increasing number of eligible participants

   -- Wireless carriers getting ETC status

o  Increasing funding requirements will lead to USF cap or portability


RESPONSE

o FairPoint taking leadership role in developing legislative and regulatory policies to rationalize USF funding

o  New contributors to USF

o  New contribution methodology


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COMPETITION

CHALLENGES & OPPORTUNITIES

OVERBUILD OR UNEP COMPETITORS

CHALLENGE

o  Alternative carrier(s) entering our markets


RESPONSE

o  Rural demorgraphics create natural economic barrier to entry

o Introduce vertical and horizontal services to capture greater wallet share and customer loyalty

o  No such competition in any FairPoint market today



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COMPETITION

CHALLENGES & OPPORTUNITIES

CABLE TV

CHALLENGE

o  Alternative carrier(s) (VOICE AND DATA) entering our markets


RESPONSE

o Rural CATV demographics discourage capital investment required to effectively offer voice and data services

o  Developing technology will facilitate entertainment services over copper

o  Convergence technology continues to be a barrier for voice offering



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COMPETITION

CHALLENGES & OPPORTUNITIES

INTERNET CONNECTIVITY

CHALLENGE

o  Voice Over Internet Protocol (VOIP)

o  Instant Messaging and E-mail replacing voice calls


RESPONSE

o  FairPoint to become dominant ISP in its markets
     -  Q1 2003 -- broadband offering in all its exchanges
     -  Become dominant VOIP provider in our markets

o  Instant Messaging -- affects only Intrastate revenues


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COMPETITION

CHALLENGES & OPPORTUNITIES

WIRELESS -- VOICE

CHALLENGE

o  Wire line replacement


RESPONSE

o  Impact on Intrastate MOU growth, not access line replacement

o  Poor coverage limits access line replacement

o  Resale of wireless service


WIRELESS -- DATA

CHALLENGE

o  Competitive Wireless ISP offerings


RESPONSE

o FairPoint Broadband product offering technology in field trials and will deploy during 2003

o  No competitior in any FairPoint market today



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TOP LINE REVENUE GROWTH

CHALLENGE

o Slower economic growth has impacted access line growth and end user purchases of additional telecommunications services


RESPONSE

o  Regulated Revenues
   -- Bundling local, Internet, long distance, wireless
   -- Feature Penetration ($8.9MM EBITDA OPPORTUNITY)

o  Non-Regulated Revenues
   -- Broadband Services
      -- Wireless Broadband
      -- Virtual Broadband (ARTERA)
      -- Localized ISP Portal (SYNACORE)

  --  Other communications technology product offerings



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NEW REVENUE SOURCES


                                                 4.21%              4.1%

REVENUES FROM NON-TRADITIONAL
SOURCES HAVE NEARLY                             $7.25              $7.07
QUADRUPLED IN 4 YEARS                           million            million


/ /  Percentage of Total Revenue



                           2.39%

                           $2.04
                           million

                1%

              $855,707
       ----------------------------------------------------------------------
       12 months ended 12/31/98                 9 months ended 9/30/02

         / / Internet/Broadband           / /  Long Distance




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                                                               FINANCIAL REVIEW
                                                                     ----------




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HISTORICAL GROWTH: 1994-2001


REVENUE EBITDA (MILLIONS)                              ACCESS LINES (THOUSANDS)

330.........................................................................440
300.........................................................................400
270.........................................................................360
240.........................................................................320
210.........................................................................280
180.........................................................................240
150.........................................................................200
120.........................................................................160
90..........................................................................120
60...........................................................................80
30...........................................................................40
       1994    1995    1996    1997    1998    1999    2000    2001



          -ILEC REVENUES          -ILEC EBITDA          -ILEC ACCESS LINES


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CREDIT STRUCTURE

-BORROWER UNDER FAIRPOINT               FAIRPOINT LOGO
 SENIOR SECURED CREDIT FACILITY

-ISSUER OF NEW NOTES

-ISSUER OF EXISTING NOTES





              TRADITIONAL                                           COMPETITIVE
           TELEPHONE BUSINESS                                 COMMUNICATIONS BUSINESS
        (RESTRICTED SUBSIDIARIES)                           (UNRESTRICTED SUBSIDIARIES)



                                                       FAIRPOINT        BORROWER UNDER
        MJD       FAIRPOINT   MJD         MJD        COMMUNICATIONS     SENIOR SECURED
STE   VENTURES    BROADBAND  SERVICES    CAPITAL    SOLUTIONS, CORP.    CREDIT FACILITY






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NINE MONTHS OPERATING RESULTS FOR THE PERIOD
ENDED SEPTEMBER 30, 2002
(YEAR OVER YEAR COMPARISON)

---------------------------------------------------------------------
CONSOLIDATED REVENUES..................Down 1.7% to $174.3 million
---------------------------------------------------------------------
CONSOLIDATED OPERATING.................Down 10.8% to $115.8 million
EXPENSES
---------------------------------------------------------------------
CONSOLIDATED OPERATING.................Down 0.7% to $93.0 million (1)
CASH FLOW (EBITDA)
---------------------------------------------------------------------
RLEC OPERATING CASH....................Up 7.6% to $99.6 million
FLOW (EBITDA)
---------------------------------------------------------------------
ACCESS LINES SERVED....................Down 0.4% to 245,075
---------------------------------------------------------------------

(1) INCLUDES A NON-CASH $7.4 MILLION ASSET WRITE DOWN AND MCI/WORLDCOM BAD DEBT RESERVE OF $1.9 MILLION. ADJUSTED FOR THE NON-CASH ASSET WRITE DOWN, EBITDA INCREASED 7.2% TO $100.4 MILLION


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RESTRICTED GROUP DEBT CAPITALIZATION

($ in Millions)

                                                       9/30/02
                                                       -------
  DEMAND NOTES                                            $0.4
  CURRENT PORTION OF LONG-TERM DEBT                        6.1
  SENIOR LONG-TERM DEBT(1)                               348.9
                                                       -------
  TOTAL SENIOR DEBT                                      355.4

  SENIOR SUBORDINATED DEBT                               400.0
  OTHER SUBORDINATED DEBT                                  7.0
                                                       -------
  TOTAL DEBT                                            $762.4
                                                       =======


(1) EXCLUDES $28.0 MILLION OF SOLUTIONS DEBT


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CREDIT STATISTICS

    ($000 Omitted)                                   9/30/2002
                                                     ---------
    INTEREST COVERAGE RATIO
    INTEREST EXPENSE                                 $   75,065
    TOTAL COVENANT EBITDA                               132,437
    RATIO                                                  1.76x
    COVENANT                                               1.50x

    LEVERAGE RATIO
    CONSOLIDATED NET DEBT                            $  759,375
    TOTAL COVENANT EBITDA                               132,437
    RATIO                                                  5.73x
    COVENANT                                               6.50x

    SENIOR LEVERAGE RATIO
    SENIOR CONSOLIDATED DEBT                         $  350,144
    TOTAL COVENANT EBITDA                               132,437
    RATIO                                                  2.64x
    COVENANT                                               4.00x


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COMMON EQUITY OWNERSHIP

SUMMARY

    T.H. LEE                         38.8%
    KELSO & COMPANY                  32.9%
    FOUNDERS/MGT                     20.7%
    BANK GROUP                        7.6%


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BUSINESS ATTRIBUTES

        ECONOMIC AND FINANCIAL BARRIERS TO ENTRY: LOW-DENSITY, RESIDENTIAL

                       -----------------------------

                           REGULATORY ENVIRONMENT

                       -----------------------------

                    RELATIVELY STABLE REVENUE AND EBITDA

                       -----------------------------

          ESTABLISHED ACQUISITION PLATFORM AND DEMONSTRATED INTEGRATION

                                   EXPERTISE

                       -----------------------------

           SUBSTANTIAL EQUITY BASE PROVIDED BY THOMAS H. LEE AND KELSO


                                                            FAIRPOINT LOGO